As filed with the Securities and Exchange Commission on November 8, 2006
No. 333-130549

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective
Amendment No. 1 to
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

NRG Energy, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	41-1724239
(State or other jurisdiction of Incorporation	(I.R.S. Employer Identification No.)
or organization)
221 Carnegie Center
Princeton, New Jersey 08540
(609) 524-4500
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Timothy W.J. O’Brien
Vice President and General Counsel
NRG Energy, Inc.
211 Carnegie Center
Princeton, NJ 08540
Tel.: (609) 524-4500
Fax: (609) 524-4589
(Name, address, including zip code, and telephone number, including area code, of agent for service)
SEE TABLE OF ADDITIONAL REGISTRANTS
Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☑
     If this Form is filed to registered additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☑
     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

TABLE OF ADDITIONAL REGISTRANTS

	Jurisdiction	I.R.S. Employer
Name of Subsidiary	of Formation	Identification Number
Arthur Kill Power LLC	Delaware	41-1937649
Astoria Gas Turbine Power LLC	Delaware	41-1937470
Berrians I Gas Turbine Power LLC	Delaware	41-2008755
Big Cajun II Unit 4 LLC	Delaware	41-2018822
Cabrillo Power I LLC	Delaware	76-0595964
Cabrillo Power II LLC	Delaware	76-0595963
Chickahominy River Energy Corp.	Virginia	13-3469941
Commonwealth Atlantic Power LLC	Delaware	41-2013264
Conemaugh Power LLC	Delaware	41-1973743
Connecticut Jet Power LLC	Delaware	41-1949386
Devon Power LLC	Delaware	41-1949385
Dunkirk Power LLC	Delaware	41-1937466
Eastern Sierra Energy Company	California	33-0299028
El Segundo Power, LLC	Delaware	41-1893999
El Segundo Power II, LLC	Delaware	76-0663675
GCP Funding Company, LLC	Delaware	02-0732615
Hanover Energy Company	California	33-0334380
Hoffman Summit Wind Project, LLC	California	20-5821818
Huntley IGCC LLC	Delaware	20-5080480
Huntley Power LLC	Delaware	41-1937468
Indian River IGCC LLC	Delaware	20-5080561
Indian River Operations Inc.	Delaware	41-1973349
Indian River Power LLC	Delaware	41-1973747
James River Power LLC	Delaware	41-2013263
Kaufman Cogen LP	Delaware	76-0606757
Keystone Power LLC	Delaware	41-1973744
Lake Erie Properties Inc.	Delaware	20-5821703
Long Beach Generation LLC	Delaware	41-1899713
Louisiana Generating LLC	Delaware	41-1870498
LS Power Management LLC	Delaware	22-3601356
Middletown Power LLC	Delaware	41-1949384
Montville IGCC LLC	Delaware	20-5080863
Montville Power LLC	Delaware	41-1949383
NEO California Power LLC	Delaware	41-1986204
NEO Chester-Gen LLC	Delaware	41-1980236
NEO Corporation	Minnesota	41-1753235
NEO Freehold-Gen LLC	Delaware	41-1980237
NEO Landfill Gas Holdings Inc.	Delaware	41-1854641
NEO Montauk Genco Management LLC	Delaware	41-2014923
NEO Power Services Inc.	Delaware	23-3043507
New Genco GP, LLC	Delaware	02-0732611
New Genco LP, LLC	Delaware	02-0732614
Norwalk Power LLC	Delaware	41-1949381
NRG Affiliate Services Inc.	Delaware	41-1960764
NRG Arthur Kill Operations Inc.	Delaware	41-1939116
NRG Asia-Pacific, Ltd.	Delaware	98-0138856
NRG Astoria Gas Turbine Operations Inc.	Delaware	41-1939115
NRG Bayou Cove LLC	Delaware	41-2016940
NRG Cabrillo Power Operations Inc.	Delaware	41-1938132
NRG Cadillac Operations Inc.	Delaware	41-1910726
NRG California Peaker Operations LLC	Delaware	20-0088453
NRG Connecticut Affiliate Services Inc.	Delaware	41-1952333
NRG Devon Operations Inc.	Delaware	41-1950239
NRG Development Company Inc.	Delaware	41-1959656
NRG Dunkirk Operations Inc.	Delaware	41-1939114
NRG El Segundo Operations Inc.	Delaware	41-1929997
NRG Generation Holdings, Inc.	Delaware	20-1911335
NRG Huntley Operations Inc.	Delaware	41-1939118
NRG International LLC	Delaware	41-1744096
NRG International II Inc.	Delaware	41-1893527
NRG International III Inc.	Delaware	41-1988391
NRG Latin America Inc.	Delaware	41-1910733
NRG Kaufman LLC	Delaware	74-2982419
NRG Marketing Services LLC	Delaware	74-2982421
NRG Mesquite LLC	Delaware	74-2982421

	Jurisdiction	I.R.S. Employer
Name of Subsidiary	of Formation	Identification Number
NRG MidAtlantic Affiliate Services Inc.	Delaware	41-1996587
NRG Middletown Operations Inc.	Delaware	41-1950236
NRG Montville Operations Inc.	Delaware	41-1950237
NRG New Jersey Energy Sales LLC	Delaware	03-0412726
NRG New Roads Holdings LLC	Delaware	41-1968966
NRG North Central Operations Inc.	Delaware	41-2004025
NRG Northeast Affiliate Services Inc.	Delaware	41-1940300
NRG Norwalk Harbor Operations Inc.	Delaware	41-1950238
NRG Operating Services, Inc.	Delaware	41-1744095
NRG Oswego Harbor Power Operations Inc.	Delaware	41-1939117
NRG Power Marketing Inc.	Delaware	41-1910737
NRG Rocky Road LLC	Delaware	41-1959448
NRG Saguaro Operations Inc.	Delaware	41-2013262
NRG Services Corporation	Delaware	41-1841627
NRG South Central Affiliate Services Inc.	Delaware	41-1996193
NRG South Central Generating LLC	Delaware	41-1963217
NRG South Central Operations Inc.	Delaware	41-2002465
NRG South Texas LP	Texas	30-0083668
NRG Texas LLC	Delaware	20-1504355
NRG Texas LP	Texas	34-2019301
NRG West Coast LLC	Delaware	41-1942517
NRG Western Affiliate Services Inc.	Delaware	41-1949168
Oswego Harbor Power LLC	Delaware	41-1937465
Padoma Wind Power, LLC	California	33-0973091
Saguaro Power LLC	Delaware	41-2013654
San Juan Mesa Wind Project II, LLC	Delaware	20-3994621
Somerset Operations Inc.	Delaware	41-1923722
Somerset Power LLC	Delaware	41-1924606
Texas Genco Financing Corp.	Delaware	27-0110393
Texas Genco GP, LLC	Texas	75-3013803
Texas Genco Holdings, Inc.	Texas	76-0695920
Texas Genco LP, LLC	Delaware	30-0381697
Texas Genco Operating Services, LLC	Delaware	75-3172707
Texas Genco Services, LP	Texas	38-3694336
Vienna Operations Inc.	Delaware	41-1973351
Vienna Power LLC	Delaware	41-1973745
WCP (Generation) Holdings LLC	Delaware	74-2922374
West Coast Power LLC	Delaware	36-4301246
EXPLANATORY NOTE
     This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Commission File No. 333-130549) (the “Registration Statement”) of NRG Energy, Inc. and certain of its subsidiaries is being filed for the purpose of adding additional registrants to the Table of Additional Registrants. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II
Information Not Required in Prospectus
Item 14. Other Expenses of Issuance and Distribution
     The following table sets forth the estimated expenses to be incurred in connection with the issuance and distribution of the securities being registered, other than underwriting discounts and commissions, to be paid by the Registrant.

	Amount to be Paid
SEC registration fee		*
Legal fees and expenses	$1,000,000
Accounting fees and expenses	300,000
Stock exchange listing fees	150,000
Blue sky fees	10,000
Printing fees	200,000
Rating agency fees	1,500,000
Trustee’s fees and expenses	50,000
Miscellaneous	100,000
Total	$3,310,000

*	Deferred in accordance with Rule 456(b) and 457(r) of the Securities Act of 1933, as amended, except for $749,697 which has already been paid with respect to prior offerings pursuant to this Registration Statement.
Item 15. Indemnification of Directors and Officers
          Section 145 of the Delaware General Corporation Law, or DGCL, authorizes a corporation, subject to the procedures and limitations stated therein, to indemnify its directors, officers, employees and agents against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement reasonably incurred provided they act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, although in the case of proceedings brought by or on behalf of the corporation, indemnification is limited to expenses and is not permitted if the individual is adjudged liable to the corporation, unless the court determines otherwise. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.
          Article NINE of our Amended and Restated Certificate of Incorporation provides for the limitation of liability of directors and for the indemnification of directors and officers. Article NINE states that to the fullest extent permitted by the DGCL, and except as otherwise provided in our Amended and Restated By-laws, (i) no director of the Company shall be liable to the Company or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Company or its stockholders; and (ii) the Company shall indemnify its officers and directors.
          Set forth below are material provisions of Article FIVE of our by-laws that authorize the indemnification of directors and officers:
•	Section 1 of Article FIVE provides that our directors and officers shall be indemnified and held harmless by the Company to the fullest extent authorized by the DGCL. In addition, this right of indemnification continues to persons who have ceased to be our directors or officers and to his or her heirs, executors and administrators; provided, however, that, except with respect to proceedings to enforce rights to indemnification, the Company shall not indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee except to the extent such proceeding was authorized in writing by the board of directors of the Company.

•	Section 3 of Article FIVE provides that the Company may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee or agent of the Company against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or not the Company would have the power to indemnify such person against such expenses, liability or loss under the DGCL.

•	Section 5 of Article FIVE provides that the rights to indemnification conferred in Article FIVE of our by-laws and in our certificate of incorporation shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise.
Item 16. Exhibits
See the attached Exhibit Index.
Item 17. Undertakings
          The undersigned Registrants hereby undertake:
(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
(2)	That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act of 1933, as amended, to any purchaser:
(i)	Each prospectus filed by a Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.
(5)	That, for the purpose of determining liability of a Registrant under the Securities Act of 1933, as amended, to any purchaser in the initial distribution of the securities, the undersigned Registrants undertake that in a primary offering of securities of the undersigned Registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrants will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i)	Any preliminary prospectus or prospectus of an undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of an undersigned Registrant or used or referred to by an undersigned Registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about an undersigned Registrant or its securities provided by or on behalf of an undersigned Registrant; and

(iv)	Any other communication that is an offer in the offering made by an undersigned Registrant to the purchaser.
(6)	That, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of NRG Energy, Inc.’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7)	To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(6)(2) of the Trust Indenture Act.
          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each Registrant pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of a Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, that Registrant will, unless in the opinion of its counsel the has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on the 6th day of November, 2006.

NRG Energy, Inc.
By:	/s/ David Crane
David Crane
President and Chief Executive Officer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on November 6, 2006:

Signature	Title

* David Crane	President, Chief Executive Officer and Director (Principal Executive Officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

* John F. Chlebowski	Director

* Lawrence S. Coben	Director

* Howard E. Cosgrove	Director (Chairman of the Board)

* Stephen L. Cropper	Director

* Maureen Miskovic	Director

* Anne C. Schaumburg	Director

* Herbert H. Tate	Director

* Thomas H. Weidemeyer	Director

* Walter R. Young	Director

/s/ William Hantke William Hantke	Director

/s/ Paul Hobby Paul Hobby	Director

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne Attorney-in-fact

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Arthur Kill Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

ARTHUR KILL POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Astoria Gas Turbine Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

ASTORIA GAS TURBINE POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Berrians I Gas Turbine Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

BERRIANS I GAS TURBINE POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy,nc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Big Cajun II Unit 4 LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

BIG CAJUN II UNIT 4 LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

NRG SOUTH CENTRAL GENERATING LLC	Sole Member

By:	* John P. Brewster
Vice President

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Cabrillo Power I, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

CABRILLO POWER I, LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

WEST COAST POWER LLC	Sole Member

By:	/s/ Clint Freeland Clint Freeland
Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Cabrillo Power II, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

CABRILLO POWER II, LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

WEST COAST POWER LLC	Sole Member

By:	/s/ Clint Freeland Clint Freeland
Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Chickahominy River Energy Corp., a Virginia corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

CHICKAHOMINY RIVER ENERGY CORP.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

/s/ Robert Martin Henry Robert Martin Henry	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Commonwealth Atlantic Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

COMMONWEALTH ATLANTIC POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Conemaugh Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

CONEMAUGH POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Connecticut Jet Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

CONNECTICUT JET POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Devon Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

DEVON POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Dunkirk Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

DUNKIRK POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Eastern Sierra Energy Company, a California corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

EASTERN SIERRA ENERGY COMPANY
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

* David Lloyd	Director

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

/s/ M. Stephen Hoffman M. Stephen Hoffman	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, El Segundo Power, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

EL SEGUNDO POWER, LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

WEST COAST POWER LLC	Sole Member

By:	/s/ Clint Freeland Clint Freeland
Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, El Segundo Power II, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

EL SEGUNDO POWER II, LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

WEST COAST POWER LLC	Sole Member

By:	/s/ Clint Freeland Clint Freeland
Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, GCP Funding Company, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

GCP FUNDING COMPANY, LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ Carolyn Burke	Vice President and Controller of NRG Energy, Inc.
Carolyn Burke	(Principal Accounting Officer)

NRG TEXAS LLC	Sole Member

By:	/s/ Clint Freeland Clint Freeland
Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Hanover Energy Company, a California corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

HANOVER ENERGY COMPANY
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

/s/ Robert Martin Henry Robert Martin Henry	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Hoffman Summit Wind Project, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

HOFFMAN SUMMIT WIND PROJECT, LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

PADOMA WIND POWER, LLC	Sole Member

By:	/s/ Clint Freeland

Clint Freeland
Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Huntley IGCC LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

HUNTLEY IGCC LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

NRG ENERGY, INC.	Sole Member

By:	/s/ Clint Freeland Clint Freeland
Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Huntley Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

HUNTLEY POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Indian River IGCC LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

INDIAN RIVER IGCC LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

NRG ENERGY, INC.	Sole Member

By:	/s/ Clint Freeland Clint Freeland
Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Indian River Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

INDIAN RIVER OPERATIONS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Indian River Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

INDIAN RIVER POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, James River Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

JAMES RIVER POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

NRG ENERGY, INC.	Sole Member

By:	* Robert M. Henry
President

By:	* Robert M. Henry
Sole Management Committee Member

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Kaufman Cogen, LP, a Delaware limited partnership, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

KAUFMAN COGEN, LP
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

NRG KAUFMAN LLC	General Partner

By:	* Robert M. Henry
Vice President

NRG ENERGY, INC.	Sole Member of the General Partner

By:	*

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Keystone Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

KEYSTONE POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)

* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Lake Erie Properties Inc., a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

LAKE ERIE PROPERTIES INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
/s/ Gerald F. Pittman Gerald F. Pittman	Sole Director
NRG ENERGY, INC.	Sole Shareholder

By:	/s/ Gerald F. Pittman

Gerald F. Pittman
Sole Director

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Long Beach Generation LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

LONG BEACH GENERATION LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
WEST COAST POWER LLC	Sole Member

By:	/s/ Clint Freeland

Clint Freeland
Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Louisiana Generating LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

LOUISIANA GENERATING LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG SOUTH CENTRAL GENERATING LLC	Sole Member

By:	*

John P. Brewster
Vice President

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, LS Power Management LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

LS POWER MANAGEMENT LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY INC.	Sole Member

By:	*

Timothy W.J. O’Brien
Vice President and General Counsel

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Middletown Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

MIDDLETOWN POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Montville IGCC LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

MONTVILLE IGCC LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
NRG ENERGY, INC.	Sole Member

By:	/s/ Clint Freeland

Clint Freeland
Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Montville Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

MONTVILLE POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NEO California Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NEO CALIFORNIA POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NEO CORPORATION	Sole Member

By:	*

Clint Freeland
Treasurer

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NEO Chester-Gen LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NEO CHESTER-GEN LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NEO CORPORATION	Sole Member

By:	*

Clint Freeland
Treasurer

	*	Sole Director

Robert M. Henry

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NEO Corporation, a Minnesota corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NEO CORPORATION
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Robert M. Henry	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NEO Freehold-Gen LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NEO FREEHOLD-GEN LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NEO CORPORATION	Sole Member

By:	*

Clint Freeland
Treasurer

	*	Sole Director

Robert M. Henry

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NEO Landfill Gas Holdings Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NEO LANDFILL GAS HOLDINGS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
/s/ Robert Martin Henry Robert Martin Henry	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NEO Montauk Genco Management LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NEO-MONTAUK GENCO MANAGEMENT LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NEO CORPORATION

By:	*	Sole Member

Robert M. Henry
Vice President

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NEO Power Services Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NEO POWER SERVICES INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
/s/ Robert Martin Henry Robert Martin Henry	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, New Genco GP, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NEW GENCO LP, LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
NRG TEXAS LLC	Sole Member

By:	/s/ Clint Freeland

Clint Freeland
Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, New Genco LP, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NEW GENCO LP, LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
NRG TEXAS LLC	Sole Member

By:	/s/ Clint Freeland

Clint Freeland
Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Norwalk Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NORWALK POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Affiliate Services Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG AFFILIATE SERVICES INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Denise Wilson	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Arthur Kill Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG ARTHUR KILL OPERATIONS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Asia-Pacific, Ltd., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG ASIA-PACIFIC, LTD.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* John P. Brewster	Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Astoria Gas Turbine Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG ASTORIA GAS TURBINE OPERATIONS INC.

By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Bayou Cove LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG BAYOU COVE LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG SOUTH CENTRAL GENERATING LLC	Sole Member

By:	*

John P. Brewster
Vice President

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Cabrillo Power Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG CABRILLO POWER OPERATIONS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Cadillac Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG CADILLAC OPERATIONS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG California Peaker Operations LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG CALIFORNIA PEAKER OPERATIONS LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG OPERATING SERVICES, INC	Sole Member

By:	*

Christine A. Jacobs
President

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Connecticut Affiliate Services Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG CONNECTICUT AFFILIATE SERVICES INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Denise Wilson	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Devon Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG DEVON OPERATIONS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Development Company Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG DEVELOPMENT COMPANY INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY INC.	Sole Member

By:	*

Timothy W.J. O’Brien
Vice President and General Counsel

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Dunkirk Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG DUNKIRK OPERATIONS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG El Segundo Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG EL SEGUNDO OPERATIONS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Generation Holdings, Inc., a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG GENERATION HOLDINGS, INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
/s/ Steve Winn Steve Winn	Director
/s/ Eddy Daniels Eddy Daniels	Director
NRG ENERGY, INC.	Sole Shareholder

By:	/s/ Eddy Daniels

Eddy Daniels
Director

By:	/s/ Steven Winn

Steven Winn
Director

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Huntley Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG HUNTLEY OPERATIONS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG International LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG INTERNATIONAL LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG International II Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG INTERNATIONAL II INC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG INTERNATIONAL, LLC	Sole Member

By:	*

Robert M. Henry
President

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG International III Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG INTERNATIONAL III INC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG INTERNATIONAL, LLC	Sole Member

By:	*

Robert M. Henry
President

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Latin America Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG LATIN AMERICA INC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title
*
David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
*
Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

Timothy W.J. O’Brien
Vice President and General Counsel

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Kaufman LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG KAUFMAN LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Marketing Services LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG MARKETING SERVICES LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

Timothy W.J. O’Brien
Vice President and General Counsel

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Mesquite LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG MESQUITE LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG MidAtlantic Affiliate Services Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG MIDATLANTIC AFFILIATE SERVICES INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Denise Wilson	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG MidAtlantic Generating LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG MIDATLANTIC GENERATING LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

David Crane
President, Chief Executive
Officer and Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Middletown Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG MIDDLETOWN OPERATIONS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Montville Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG MONTVILLE OPERATIONS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG New Jersey Energy Sales LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG NEW JERSEY ENERGY SALES LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG POWER MARKETING, INC	Sole Member

By:	*

Shiran Kochavi
Secretary

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG New Roads Holdings LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG NEW ROADS HOLDINGS LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG SOUTH CENTRAL GENERATING LLC	Sole Member

By:	*

John P. Brewster
Vice President

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG North Central Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG NORTH CENTRAL OPERATIONS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Northeast Affiliate Services Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG NORTHEAST AFFILIATE SERVICES INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Denise Wilson	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Northeast Generating LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG NORTHEAST GENERATING LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

David Crane
President, Chief Executive
Officer and Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Norwalk Harbor Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG NORWALK HARBOR OPERATIONS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Operating Services, Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG OPERATING SERVICES INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Oswego Harbor Power Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG OSWEGO HARBOR POWER OPERATIONS INC.

By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Power Marketing Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG POWER MARKETING INC.
By:	/s/ Clint Freeland
Clint Freeland
Vice President and Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Kevin T. Howell	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Rocky Road LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG ROCKY ROAD LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Saguaro Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG SAGUARO OPERATIONS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Services Corporation, a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG SERVICES CORPORATION
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

Timothy W.J. O’Brien
Vice President and General Counsel

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG South Central Affiliate Services Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG SOUTH CENTRAL AFFILIATE SERVICES INC.

By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Denise Wilson	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG South Central Generating LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG SOUTH CENTRAL GENERATING LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

David Crane
President, Chief Executive
Officer and Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG South Central Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG SOUTH CENTRAL OPERATIONS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG South Texas LP, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG SOUTH TEXAS LP
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
TEXAS GENCO GP, LLC	General Partner

By:	/s/ Clint Freeland

Clint Freeland
Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Texas LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG TEXAS LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
NRG ENERGY, INC.	Sole Member

By:	/s/ Clint Freeland

Clint Freeland
Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Texas LP, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG TEXAS LP
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
NEW GENCO GP, LLC	General Partner

By:	/s/ Clint Freeland

Clint Freeland
Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG West Coast LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG WEST COAST LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, NRG Western Affiliate Services Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

NRG WESTERN AFFILIATE SERVICES INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Denise Wilson	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Oswego Harbor Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

OSWEGO HARBOR POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Padoma Wind Power, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

PADOMA WIND POWER, LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
NRG ENERGY, INC.	Sole Member

By:	/s/ Clint Freeland

Clint Freeland
Vice President and Treasurer

SIGNATURES
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, Saguaro Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

SAGUARO POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG WEST COAST LLC	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, San Juan Mesa Wind Project II, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

SAN JUAN MESA WIND PROJECT II, LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
PADOMA WIND POWER, LLC	Sole Member

By:	/s/ Clint Freeland

Clint Freeland
Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Somerset Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

SOMERSET OPERATIONS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Vienna Operations Inc., a Delaware corporation, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

SOMERSET POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
NRG ENERGY, INC.	Sole Member

By:	*

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Texas Genco Financing Corp., a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

TEXAS GENCO FINANCING CORP.
By:	/s/ Clint Freeland
Clint Freeland
Vice President and Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
/s/ Eddy Daniels Eddy Daniels	Director
/s/ Steven Winn Steven Winn	Director
NRG TEXAS LLC	Sole Shareholder

By:	/s/ Eddy Daniels

Eddy Daniels
Director

By:	/s/ Steven Winn

Steven Winn
Director

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Texas Genco GP, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

TEXAS GENCO GP, LLC
By:	/s/ Clint Freeland
Clint Freeland
Vice President and Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
TEXAS GENCO HOLDINGS, INC.	Sole Member

By:	/s/ Clint Freeland

Clint Freeland
Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Texas Genco Holdings, Inc., a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

TEXAS GENCO HOLDINGS, INC.
By:	/s/ Clint Freeland
Clint Freeland
Vice President and Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
/s/ Eddy Daniels Eddy Daniels	Director
/s/ Steven Winn Steven Winn	Director
NRG TEXAS LLC	Sole Shareholder

By:	/s/ Eddy Daniels

Eddy Daniels
Director

By:	/s/ Steven Winn

Steven Winn
Director

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Texas Genco Operating Services, LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

TEXAS GENCO OPERATING SERVICES, LLC
By:	/s/ Clint Freeland
Clint Freeland
Vice President and Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
NRG TEXAS LLC	Sole Member

By:	/s/ Clint Freeland

Clint Freeland
Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Texas Genco Services, LP, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

TEXAS GENCO SERVICES, LP
By:	/s/ Clint Freeland
Clint Freeland
Vice President and Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
NEW GENCO GP, LLC	General Partner

By:	/s/ Clint Freeland

Clint Freeland
Vice President and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Vienna Operations Inc., a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

VIENNA OPERATIONS INC.
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

* David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
* Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
* Christine A. Jacobs	Sole Director

*By:	/s/ Tanuja M. Dehne

Tanuja M. Dehne
Attorney-in-fact
POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, WCP (Generation) Holdings LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

WCP (GENERATION) HOLDINGS LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
NRG WEST COAST LLC	Sole Member

By:	/s/ Clint Freeland

Clint Freeland
Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933,West Coast Power LLC, a Delaware limited liability company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on November 6, 2006.

WEST COAST POWER LLC
By:	/s/ Clint Freeland
Clint Freeland
Treasurer

POWER OF ATTORNEY
     The individuals whose signatures appear below constitute and appoint David Crane, Timothy W.J. O’Brien and Tanuja M. Dehne, and each of them, his or her true and lawful attorney-in-fact and agents with full and several power of substitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.
* * * * *
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 6, 2006.

Signature	Title

/s/ David Crane David Crane	President and Chief Executive Officer of NRG Energy, Inc. (principal executive officer)
/s/ Robert C. Flexon Robert C. Flexon	Executive Vice President and Chief Financial Officer of NRG Energy, Inc. (principal financial officer)
/s/ Carolyn Burke Carolyn Burke	Vice President and Controller of NRG Energy, Inc. (Principal Accounting Officer)
WCP (GENERATION) HOLDINGS LLC	Sole Member

By:	/s/ Clint Freeland

Clint Freeland
Treasurer

INDEX TO EXHIBITS

Incorporated
by Reference
Exhibit		to Filings
No	Description	Indicated
1.1	Form of Underwriting Agreement related to debt securities, preferred stock and common stock	*

4.1	Specimen of certificate representing common stock, par value $0.01 per share	*

4.2	Specimen of certificate representing preferred stock, par value $0.01 per share	*

4.3	Form of Indenture, to be entered into between NRG Energy, Inc. and Law Debenture Trust Company of New York, as trustee	**

4.4	Form of debt securities	*

5.1	Opinion of Skadden, Arps, Slate, Meagher and Flom LLP	**

12.1	Statement re computation of ratios of earnings to fixed charges	*

23.1	Consent of PricewaterhouseCoopers LLP	**

23.2	Consent of KPMG LLP	**

23.3	Consent of PricewaterhouseCoopers LLP (with respect to West Coast Power LLC)	**

23.4	Consent of KPMG LLP (with respect to NRG Northeast Generating LLC)	**

23.5	Consent of KPMG LLP (with respect to NRG Mid Atlantic Generating LLC)	**

23.6	Consent of KPMG LLP (with respect to NRG International LLC)	**

23.7	Consent of KPMG LLP (with respect to Indian River Power LLC)	**

23.8	Consent of KPMG LLP (with respect to Oswego Harbor Power LLC)	**

23.9	Consent of KPMG LLP (with respect to NRG South Central Generating LLC)	**

23.10	Consent of KPMG LLP (with respect to Louisiana Generating LLC)	**

23.11	Consent of Deloitte & Touche LLP	**

23.12	Consent of Skadden, Arps, Slate, Meagher and Flom LLP (included in Exhibit 5.1)	**

24.1	Power of Attorney (included on certain signature pages hereto and previously filed)	**

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Law Debenture Trust Company of New York , the trustee under the Indenture	**

*	To be filed by amendment or as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.

**	Previously filed.